SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 16, 1997.

                                OMI Trust 1995-B
               (Exact name of registrant as specified in charter)


           Pennsylvania               33-83660               23-2824328
        (State or other jurisdiction  (Commission           (IRS Employer
         of incorporation)            File Number)       Identification No.)

            c/o PNC Bank, National Association
            Corporate Trust Department
            Attention:  Constantine Hromych
            1700 Market Street
            Philadelphia, Pennsylvania                             19103
             (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 16, 1997.

                                OMI Trust 1995-B
               (Exact name of registrant as specified in charter)


      Pennsylvania               33-83660               23-2824328
  (State or other jurisdiction  (Commission           (IRS Employer
    of incorporation)            File Number)       Identification No.)

           c/o PNC Bank, National Association
           Corporate Trust Department
           Attention:  Constantine Hromych
           1700 Market Street
           Philadelphia, Pennsylvania                             19103
          (Address of principal executive offices)             (Zip Code)


        Registrant's telephone number, including area code (215) 585-8738

 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1995-B

                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.

ITEM 5.  OTHER EVENTS.

         OMI Trust 1995-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1995- B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on June 16, 1997. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  Exhibits

                  20.1 Monthly Remittance Report relating to the Distribution Date occurring on June 16, 1997.

ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1995-B, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


June 23, 1997
                                               -------------------------
                                                     Douglas R. Muir
                                                     Vice President

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1995-B, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


June 23, 1997                               /s/ DOUGLAS R. MUIR
                                            -------------------

                                               Douglas R. Muir
                                               Vice President

                                INDEX OF EXHIBITS

                                                           Page of Sequentially
                                                               Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
          Date occurring on June 16, 1997......................... 5-10

                                INDEX OF EXHIBITS

                                                         Page of Sequentially
                                                             Numbered Pages

20.1     Monthly Remittance Report relating to Distribution
          Date occurring on June 16, 1997..........................